UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

Global Eagle Entertainment Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue

Los Angeles, CA 90292

(Address of Principal executive offices, including Zip Code)

310-437-6000

(Registrant’s telephone number, including area code)

4353 Park Terrace Drive
Westlake Village, California 91361

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As disclosed in Item 5.07 below, on December 19, 2013, the stockholders of Global Eagle Entertainment Inc. (the “Company”) approved a proposal to amend the Company’s 2013 Equity Incentive Plan (the “Incentive Plan”) to increase the number of shares of common stock available for grant by 2,500,000 and to provide that all shares issuable under the Incentive Plan may be issued pursuant to incentive stock options (the “Amendment”). The Amendment was approved by the Board of Directors of the Company on November 20, 2013, subject to the approval of the stockholders. No other changes were made to the Incentive Plan.

A description of the material terms of the Incentive Plan, as amended, is set forth under the heading “The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on December 2, 2013 (the “Proxy Statement”) which description is hereby incorporated into this Item 5.02 by reference. The description of the Incentive Plan, as amended, is qualified in its entirety by reference to the actual terms of the Incentive Plan, as amended, which are set forth in Appendix B to the Proxy Statement and incorporated herein by reference.

Copies of the Forms of Incentive Stock Option, Nonstatutory Stock Option and Stock Restriction Agreements pursuant to the Incentive Plan are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 19, 2013, the Company held a special meeting of stockholders to (i) consider and vote upon a proposal to approve the Amendment and (ii) to consider and vote upon any adjournment of the special meeting of stockholders, if necessary, to solicit additional proxies in favor of proposal 1 (the “Adjournment Proposal”). Because sufficient proxies were obtained to approve the Amendment, the Adjournment Proposal was not deemed necessary and was not presented for stockholder vote.

There were 38,514,808 shares of the Company’s common stock issued and outstanding and entitled to vote on the record date for the special meeting of stockholders. There were 22,353,365 shares voted by proxy or in person at the special meeting of stockholders. The results were as follows:

The Company’s stockholders approved the Amendment, based on the following votes.

Votes For	Votes Against	Abstain	Broker Non-Votes

20,362,053	285,624	1,705,688	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Global Eagle Entertainment Inc. 2013 Equity Incentive Plan, as amended (incorporated by reference to Appendix B to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on December 2, 2013).

10.2	Form of Incentive Stock Option Agreement pursuant to The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan.

10.3	Form of Nonstatutory Stock Option Agreement pursuant to The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan.

10.4	Form of Stock Restriction Agreement pursuant to The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan.

99.1	The section entitled “The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan” appearing in the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on December 2, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Eagle Entertainment Inc.

By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: December 24, 2013

Exhibit Index

10.1	Global Eagle Entertainment Inc. 2013 Equity Incentive Plan, as amended (incorporated by reference to Appendix B to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on December 2, 2013).

10.2	Form of Incentive Stock Option Agreement pursuant to The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan.

10.3	Form of Nonstatutory Stock Option Agreement pursuant to The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan.

10.4	Form of Stock Restriction Agreement pursuant to The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan.

99.1	The section entitled “The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan” appearing in the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on December 2, 2013).